HARRINGTON WEST FINANCIAL GROUP, INC. (NASDAQ: HWFG)

Partners in Community Banking

Strategy, Performance,
and Outlook

February 2005

HARRINGTON WEST
FINANCIAL GROUP, INC.

Partners in Community Banking

Craig J. Cerny

Chairman and CEO

HARRINGTON WEST FINANCIAL GROUP, INC.

Partners in Community Banking

-
-
-

During the course of my remarks today, you will
hear me make certain predictive statements
regarding our plans and strategies and
anticipated financial results to assist you better
in understanding our company.

The forward looking statements about future
results are not absolute.

Refer to our 10K, 10Q’s and 8K’s on file with
the SEC for further detail in this regard.

HARRINGTON WEST FINANCIAL GROUP, INC.

Partners in Community Banking

History

Cerny was the managing principal of the bank consulting group of
Smith Breeden and Associates, Inc. (SBA) from 1985 to 1996.

Principals of SBA decided to make bank investments with personal capital

Harrington West was second bank related investment led by Cerny

Harrington West was formed to acquire Los Padres Bank in April
1996, then $140 million in assets with 4 locations on the Central Coast of California

Initial public offering completed on November 12, 2002 to fund further expansion

As of December 31, 2004

$1.1 billion in assets

14 banking locations in three states of CA , KS and AZ, when second AZ location opens in early 2005.

$100.0 million market cap at December 31, 2004

HARRINGTON WEST FINANCIAL GROUP, INC.

Partners in Community Banking

Mission Statement

The mission of Harrington West is to be:

growth oriented

high performing on ROE and EPS growth measures

diversified and opportunistic

high product value for retail and commercial customers

relationship-driven/consultative service

emphasize safety and community involvement

use modern financial skills in risk management and
investments

HARRINGTON WEST FINANCIAL GROUP, INC.

Modern Deposit and Loan Pricing
1996
Strategic Deposit Acquisitions
1997
Private Offering to Fund Bank Growth
1998
Harrington Wealth Management Company
1999
Consumer and Commercial Lending
2000
Kansas City Bank and Internet Banking
2001
IPO and Scottsdale Bank
2002
Additional Kansas Office and Los Padres Mortgage Company
2003
Ventura, CA Office and Addtional Arizona Expansion Planned
2004
Scottsdale Airpark Office and Kansas City Office
2005

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New Product and Project Timeline

HARRINGTON WEST
FINANCIAL GROUP, INC.

Harrington West Financial Group, Inc. (1996)
Los Padres Bank (1983)
Banking Units
Harrington Wealth Management Company, Inc. (1999)
Harrington Bank (DBA) Kansas (1998)
Los Padres Bank Arizona (2002)
Los Padres Bank California (1983)
2 banking offices
2 banking offices
10 banking offices

Partners in Community Banking

Corporate Structure

HARRINGTON WEST FINANCIAL GROUP, INC.

California - Central Coast
Los Padres Bank
Harrington West Financial Group
CALIFORNIA
Sacramento
San Francisco
Santa Barbara
Los Angeles
Atascadero
San Luis Obispo
Pismo Beach
Nipomo
Santa Maria
Buellton
Solvang
Goleta
Ojai
Ventura

Kansas - Kansas City Metro
Harrington Bank
Harrington West Financial Group
KANSAS
Topeka
Mission
Overland Park
Kansas City

Arizona - Phoenix Metro
Los Padres Bank
ARIZONA
Phoenix
Scottsdale
Scottsdale
Phoenix
Maps not to scale

Harrington West Financial Group, Inc. | Los Padres Bank | Harrington Bank | HWM

Los Padres Mortgage Company is a joint venture with Resource Marketing Group, Inc., the holding company for RE/MAX Achievers of Phoenix, Arizona.
Harrington Wealth Management has headquarters in Fishers, Indiana, with investment and trust consultants in California, Arizona, and Kansas.
Los Padres Bank in Ventura, California is scheduled to open in spring 2004.

Partners in Community Banking

Why Multiple Markets?

Broad Market
Knowledge

Loan
Diversification

Local Experience

Shareholder
Wealth Creation
Options

Centralized
Administration

HARRINGTON WEST
FINANCIAL GROUP, INC.

December 31, 2004
(in millions)

6%
16%
78%
California
Kansas
Arizona

Partners in Community Banking

Deposits by Market

Total deposits

$598 million

HARRINGTON WEST
FINANCIAL GROUP, INC.

December 31, 2004
(in millions)

14%
22%
64%
California
Kansas
Arizona

Partners in Community Banking

Loans by Market

Total net loans

$598 million

HARRINGTON WEST FINANCIAL GROUP, INC.

$500
$400
$300
$200
$100
$0
Millions
2000
2001
2002
2003
2004
Portfolio Originations
Wholesale Originations
LPMC

Partners in Community Banking

New Loan Originations

HARRINGTON WEST
FINANCIAL GROUP, INC.

16%
12%
8%
4%
0%
2000
2001
2002
2003
2004

Partners in Community Banking

Return on Equity

HARRINGTON WEST
FINANCIAL GROUP, INC.

Partners in Community Banking

Financial Accomplishments

$2.0
million

$3.1
million

$846
thousand

$6.7
million

$7.6
million

Dec QTD

2003

10.8%

14.7%

(24.4%)

14.2%

11.2%

Change

$2.2
million

$3.4
million

$806
thousand

$7.5
million

$8.4
million

Dec QTD

2004

10.0%

$7.4
million

$8.2
million

Net Income

Core Banking
Income 4

Banking Fee
Income 3

Net Interest
Income 2

Net
Revenue 1

Financial
Measure

$13.3
million

$3.1
million

$28.9
million

$32.7
million

2004

$11.6
million

$4.1
million

$25.3
million

$29.4
million

2003

9.7%

(5.4%)

11.9%

10.5%

Change

1 Net interest income plus banking fee income

2 Net Interest Income after provision for loan losses

3 Loan, deposit, HWM, mortgage brokerage, and other fees

4 Net Revenue minus operating expenses

HARRINGTON WEST FINANCIAL GROUP, INC.

Millions
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
2000
2001
2002
2003
2004
Net Income
ROA (Annualized)

Partners in Community Banking

Net Income

HARRINGTON WEST FINANCIAL GROUP, INC.

$0.65
$0.94
$1.16
$1.36
$1.46
2000
2001
2002
2003
2004

Partners in Community Banking

Earnings Per Share

Compounded Annualized Growth Rate from 2000 - 2004 = 22.42%

Note:  The per share information above has been adjusted for the 6 for 5 stock split in the form of a stock dividend to holders of record on February 25, 2004.

HARRINGTON WEST
FINANCIAL GROUP, INC.

$10
$8
$6
$4
$6.56
$7.46
$8.18
$9.23
$9.98
2000
2001
2002
2003
2004

Partners in Community Banking

Book Value Per Share

HARRINGTON WEST FINANCIAL GROUP, INC.

December 31, 2000
1%
4%
1%
17%
50%
27%
December 31, 2004
4%
10%
17%
12%
14%
43%
SFR
CRE
Multi Family
C+I
Constr./ Land
Consumer

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Profit Drivers

Mix Change To Higher Spread Earning Loans

HARRINGTON WEST FINANCIAL GROUP, INC.

December 31, 2004

8%
19%
11%
3%
15%
4%
2%
8%
30%
Office
Medical
Retail
Warehouse
Light Industrial
Self Storage
Mixed-Use
Hotel/Motel
Miscellaneous

Partners in Community Banking

CRE Loan Mix

HARRINGTON WEST FINANCIAL GROUP, INC.

December 31, 2000

16%
84%

December 31, 2004

29%
71%

Passbook, Money Market, Personal and Business Checking
Term Deposits

Partners in Community Banking

Profit Drivers

Mix Change To Lower Cost Deposits

HARRINGTON WEST FINANCIAL GROUP, INC.

Millions
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2000
2001
2002
2003
2004
Net Interest Income
Margin

Partners in Community Banking

Net Interest Income & Margin

Net interest income is reflected after provision for loan loss.

HARRINGTON WEST
FINANCIAL GROUP, INC.

$5
$4
$3
$2
$1
$0
Millions
2000
2001
2002
2003
2004
Loan/Deposit
Mortgage Broker
HWM

Partners in Community Banking

Profit Drivers

Fee Income Growth

HARRINGTON WEST
FINANCIAL GROUP, INC.

	December 2004 Quarter	September 2004 Quarter	% Change	December 2003 Quarter	% Change		December 2004 YTD	December 2003 YTD	% Change

Partners in Community Banking

Profit Drivers

Fee Income

(Dollars in thousands)

Banking Fee Type

Mortgage Brokerage

Fees and Prepayment

Penalties

$298

$260

14.6%

$495

(39.8%)

$1,290

$2,566

(49.7%)

Other Loan Fees

56

55

1.8%

40

40.0%

226

223

1.3%

Deposit, Other Retail

Banking Fee & Other

Income

289

267

8.2%

202

43.1%

1,022

863

18.4%

Harrington Wealth

Management Fees

163

152

7.2%

109

49.5%

610

456

33.8%

Total

$ 806

$734

9.8%

$ 846

(4.7%)

$    3,148

$ 4,108

(23.4%)

HARRINGTON WEST FINANCIAL GROUP, INC.

$6
$5
$4
$3
$2
$1
$0
Millions
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2000
2001
2002
2003
2004
Nonperforming Assets
% to Total Assets

Partners in Community Banking

Profit Drivers

Credit Quality Maintained

HARRINGTON WEST FINANCIAL GROUP, INC.

$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
5.50%
4.50%
3.50%
2.50%
1.50%
0.50%
-0.50%
2000
2001
2002
2003
2004
Portfolio Balance
Total Excess Return *
Goal Excess Return

Partners in Community Banking

Profit Drivers

Investment Portfolio Performance

*  Total Excess Return To One Month LIBOR

HARRINGTON WEST
FINANCIAL GROUP, INC.

Partners in Community Banking

Strategic Focus for 2004 and Beyond

Maintain excellent financial and investment performance

Continue growth towards a diversified balance sheet.

Focus on expansion of Harrington Wealth Management Company,
Commercial Business Products and new fee producing products to increase revenue growth.

Overdraft protection

Brokerage services

Focus on mortgage banking income from purchase mortgages and new builder/realtor programs.

Develop Customer Source applications to track profitable and opportunity customers and cross selling penetration.  Continue implementation of Sales/Service Program.

Open new banking offices –approximately 2 offices every 15
months.

HARRINGTON WEST
FINANCIAL GROUP, INC.

Partners in Community Banking

Why Invest in Harrington West?

Track record of improving profitability with a growing franchise

Attractive markets and franchises

Credit quality

Opportunistic strategy

Shareholder focused to maximize value with high inside ownership

Risk Management processes are emphasized

Attractive valuation – January 26, 2005

Peer                            HWFG

EPS Multiple (LTM)                   16.1X                        *11.81X

Book Multiple                                    1.91X                         *1.85X

Dividend Yield                                   1.89%                        *2.39%

Payout (LTM)                                          35%                       **25%

Rising Cash Dividend to Shareholders

       Median of all public banks and thrifts from $500 million to $2 billion in assets per RBC Capital Markets, Inc.

       *Based on December 31, 2004 financial information using January 26, 2005 stock price of $18.43 per share.

       **Does not include special dividend of  50 cents paid on July 12, 2004.

(NASDAQ Symbol:  HWFG)

HARRINGTON WEST
FINANCIAL GROUP, INC.

$0.12
$0.10
$0.08
$0.06
$0.04
$0.02
$0.00
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
Nov. 2002
Feb. 2003
May. 2003
Aug. 2003
Nov. 2003
Feb. 2004
May. 2004
Aug. 2004
Nov. 2004
Feb. 2005
Dividends
Dividend Yield

Partners in Community Banking

Dividend Payment Per Share

Dividends paid and dividend yield does not include special
dividend of  $.50 paid July 12, 2004.

HARRINGTON WEST FINANCIAL GROUP, INC.

$20
$18
$16
$14
$12
$10
$8
11/18/02
1/18/03
3/18/03
5/18/03
7/18/03
9/18/03
11/18/03
1/18/04
3/18/04
5/18/04
7/18/04
9/18/04
11/18/04
1/18/05

Partners in Community Banking

Stock Price